Corporate Actions	12 Months Ended
Dec. 31, 2015
Share Exchange Disclosure [Abstract]
Share Exchange Disclosure [Text Block]
4.	Corporate Actions

On February 10, 2012, Intellinetics Ohio was acquired by Intellinetics (formerly known as “GlobalWise Investments, Inc.”), pursuant to a reverse merger, with Intellinetics Ohio remaining as a wholly-owned subsidiary of Intellinetics.

On September 1, 2014, the Company changed its name from GlobalWise Investments, Inc., to Intellinetics, Inc. and effected a seven (7)-to-one (1) reverse stock split of the Company’s common stock. All share and per share amounts herein have been adjusted to reflect the reverse stock split.